                                                                   EXHIBIT 10.21

SILICON VALLEY BANK

            AMENDMENT TO LOAN DOCUMENTS

BORROWER:   HARMONIC INC.

DATE:       SEPTEMBER 26, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated March 28, 2003 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. LC AND FX SUBLIMITS. The portion of Section 1 of the Schedule to the Loan Agreement, which presently reads as follows:

         "Letter of Credit
         Sublimit
         (Section 1.6):                 $4,500,000, provided that the
                                        total Letter of Credit Sublimit and
                                        Foreign Exchange Contract Sublimit shall not, at any time, exceed $4,500,000.

         "Foreign Exchange
         Contract Sublimit:             $4,500,000, provided that the total
                                        Letter of Credit Sublimit and the
                                        Foreign Exchange Contract Sublimit shall not, at any time, exceed $4,500,000."

is amended to read as follows:

         "Letter of Credit
         Sublimit
         (Section 1.6):                 $10,000,000, provided that the
                                        total Letter of Credit Sublimit and
                                        Foreign Exchange Contract Sublimit shall not, at any time, exceed $10,000,000.

         "Foreign Exchange
         Contract Sublimit:             $10,000,000, provided that the total
                                        Letter of Credit Sublimit and the
                                        Foreign Exchange Contract Sublimit shall not, at any time, exceed $10,000,000."

2. LIMITED WAIVER. Silicon waives compliance by the Borrower with the Maximum Net Loss Financial Covenant set forth in Section 5 of the Schedule to the Loan


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
SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT


Agreement for the three month period ending July 25, 2003. This waiver does not constitute a waiver of the Borrower's obligation to meet said covenant at any other date, nor does it constitute a waiver of any other term or provision of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other term or provision of the Loan Agreement or any related document.

         3. MODIFICATION TO MAXIMUM NET LOSS COVENANT. The portion of Section 5 of the Schedule to the Loan Agreement, which presently reads as follows:

         "Maximum Net Loss: Borrower shall not incur a net loss (determined in accordance with GAAP) for any three month period ending as of the end of any fiscal month, in excess of the following amounts:

         Three months ending as of the end of each                 Maximum Net Loss for such
         of the following fiscal months:                               three-month period
         -------------------------------                               ------------------
         Fiscal month ending March 28, 2003                                 $16,000,000

         Fiscal months ending April 25, 2003, May                           $13,000,000
         23, 2003 and June 27, 2003

         Fiscal months ending July 25, 2003 and                             $ 8,000,000
         thereafter


is amended to read as follows:

         "Maximum Net Loss:

                  "(1) Borrower shall not incur a net loss (determined in accordance with GAAP) for any three month period ending as of the end of any fiscal month, in excess of the following amounts:

    Three months ending as of the end of each                 Maximum Net Loss for such
    of the following fiscal months:                              three-month period
    -------------------------------                              ------------------
    Fiscal month ending March 28, 2003                                 $16,000,000

    Fiscal months ending April 25, 2003, May                           $13,000,000
    23, 2003 and June 27, 2003


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
SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT


    Fiscal months ending July 25, 2003 and                              $8,000,000
    August 22, 2003




                  "(2) Borrower shall not incur a net loss (determined in accordance with GAAP) for any single fiscal month, in excess of the following amounts:


                                                                Maximum Net Loss for such
    Fiscal Month                                                       Fiscal Month
    ------------                                                       ------------
    Fiscal month ending September 26, 2003                              $4,500,000

    Fiscal month ending October 24, 2003                                $4,500,000

    Fiscal months ending after October 24,                              $2,500,000
    2003

                  "(3) Borrower shall not incur a net loss (determined in accordance with GAAP) for any fiscal quarter, in excess of the following amounts:

                                                                 Maximum Net Loss for such
      Fiscal Quarter                                                  Fiscal Quarter
      --------------                                                  --------------
    Fiscal quarter ending September 26, 2003                           $10,500,000

    Fiscal quarter ending December 31, 2003                             $8,500,000
    and each fiscal quarter thereafter


         4. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $5,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written



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
SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENT


documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                    SILICON:

   HARMONIC, INC.                               SILICON VALLEY BANK

   BY /s/ Anthony J. Ley                        BY /s/ Arlene Soriano
      ------------------------------               -------------------------
      PRESIDENT OR VICE PRESIDENT               TITLE Vice President

   BY /s/ Robin N. Dickson
      ------------------------------
      SECRETARY OR ASS'T SECRETARY


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